UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2015

Sevion Therapeutics, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4045 Sorrento Valley Boulevard, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 909-0749
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

On June 16, 2015, Sevion Therapeutics, Inc. (the “Company”) issued a press release announcing the presentation of an overview of the Company’s technology and programs by Dr. Miguel de los Rios, Ph.D., the Company’s Vice President of Research and Development. The presentation was made at the 2015 BIO International Convention in Philadelphia, Pennsylvania.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

A copy of the presentation materials can be found on the Company’s website at www.SevionTherapeutics.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Sevion Therapeutics, Inc. dated June 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEVION THERAPEUTICS, INC.

Dated: June 16, 2015	By:	/s/ David Rector
	Name: Title:	David Rector Chief Executive Officer